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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) MARCH 27, 1996
                                                       -------------------------

                         SEARCH CAPITAL GROUP, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                        0-9539                 41-1356819
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(State or other jurisdiction           (Commission File       (I.R.S. Employer
      of incorporation)                     Number)          Identification No.)



          700 N. PEARL STREET
          SUITE 400, L.B. 401
             DALLAS, TEXAS                                   75201-7490
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  (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code          (214) 965-6000
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


                                      Page one of 3 sequentially numbered pages.
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ITEM 8.  CHANGE IN FISCAL YEAR.

         On March 27, 1996, the Board of Directors of Search Capital Group, Inc., a Delaware corporation (the "Company") determined to change the Company's fiscal year end from September 30, 1996 to March 31, 1996. The Company intends to file a Form 10-K Annual Report for the transition period from October 1, 1995 through March 31, 1996.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEARCH CAPITAL GROUP, INC.



                                        By:      /s/  Robert Idzi
                                           -------------------------------------
                                           Robert Idzi, Executive Vice President


Dated:   April 1, 1996





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